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                                                                     Exhibit 3.1



                              GLIMCHER REALTY TRUST
                              ---------------------

                        AMENDMENT OF DECLARATION OF TRUST

THIS IS TO CERTIFY THAT:

                  FIRST: Section 2.2 of Article II of the Amended and Restated Declaration of Trust, dated as of November 1, 1993, as amended (the "Declaration"), of Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), is hereby amended by inserting the following names and addresses to the current list of trustees of the Company:

                  Name                        Address
                  ----                        -------

              Harvey Weinberg          c/o Glimcher Realty Trust
                                       20 South Third Street
                                       Columbus, OH  43215; and

              Michael Glimcher         c/o Glimcher Realty Trust
                                       20 South Third Street
                                       Columbus, OH  43215

                  SECOND: The foregoing amendment to the Declaration has been duly approved by the Board of Trustees of the Company by at least a two-thirds vote as required by law.

                  THIRD: Each of the undersigned acknowledges this amendment to be the trust act of the Company and, as to all matters or facts required to be verified under oath, each of the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.




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                  IN WITNESS WHEREOF, the Company has caused this amendment to be signed in its name and on its behalf by the entire Board of Trustees of the Company this 23rd day of July, 1997.

                                 /s/ Herbert Glimcher         (SEAL)
                                 --------------------------------------
                                 Herbert Glimcher, Trustee


                                 /s/ David J. Glimcher        (SEAL)
                                 --------------------------------------
                                 David J. Glimcher, Trustee


                                 /s/ William R. Husted        (SEAL)
                                 --------------------------------------
                                 William R. Husted, Trustee


                                 /s/ Philip G. Barach         (SEAL)
                                 --------------------------------------
                                 Philip G. Barach, Trustee


                                 /s/ Oliver Birckhead         (SEAL)
                                 --------------------------------------
                                 Oliver Birckhead, Trustee


                                 /s/ E. Gordon Gee            (SEAL)
                                 --------------------------------------
                                 E. Gordon Gee, Trustee


                                 /s/ Alan R. Weiler           (SEAL)
                                 --------------------------------------
                                 Alan R. Weiler, Trustee


                                 /s/ Harvey Weinberg          (SEAL)
                                 --------------------------------------
                                 Harvey Weinberg, Trustee


                                 /s/ Michael Glimcher         (SEAL)
                                 --------------------------------------
                                 Michael Glimcher, Trustee


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